LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP SSGA Developed International 150 Fund

LVIP SSGA Emerging Markets 100 Fund

LVIP SSGA Large Cap 100 Fund

LVIP SSGA Small/Mid Cap 200 Fund

Supplement Dated February 6, 2023

to the Statement of Additional Information

Dated May 1, 2022

This Supplement updates certain information in the Statement of Additional Information for the LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund, and LVIP SSGA Small/Mid Cap 200 Fund (each a “Fund”, collectively, the “Funds”). You may obtain copies of each Fund’s Prospectus, Summary Prospectus, and SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Revisions to the Statement of Additional Information for the Funds are effective April 11, 2023.

1.	The Funds’ names are changed as noted. All references to the Funds’ names are revised accordingly.

Current Fund Name (effective 4/11/23)	Former Fund Name
LVIP Franklin Templeton Multi-Factor International Equity Fund	LVIP SSGA Developed International 150 Fund

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	LVIP SSGA Emerging Markets 100 Fund

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	LVIP SSGA Large Cap 100 Fund

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	LVIP SSGA Small/Mid Cap 200 Fund

2.	The following replaces the relevant paragraphs beginning on page 61 under the Expense Reimbursements sub-section, in the Investment Adviser and Sub-Advisers section:

With respect to the LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.065% on the first $50 million of average daily net assets of the Fund, 0.025% on the next $50 million of average daily net assets of the Fund, and 0.005% on the next $400 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2023 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

With respect to the LVIP Franklin Templeton Multi-Factor International Equity Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.07% on the first $50 million of average daily net assets of the Fund and 0.01% on the next $450 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2023 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

With respect to the LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.08% on the first $50 million of average daily net assets of the Fund, and 0.015% on the next $450 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2023 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

With respect to the LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.065% on the first $50 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2023 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

3.	The following replaces the relevant information on page 65 in the Sub-Advisers sub-section, under the Investment Adviser and Sub-Advisers section:

Fund	Sub-Adviser
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403

LVIP Franklin Templeton Multi-Factor International Equity Fund	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403

Franklin Advisers, Inc., a registered investment adviser and a California corporation, is a wholly owned subsidiary of Franklin Resources, Inc., a Delaware corporation.

4.	The following disclosure is added at the end of the second paragraph beginning on page 71 in the sub-section Service Marks, under the Investment Advisers and Sub-Advisers section:

Franklin Templeton will be used with LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund, LVIP Franklin Templeton Multi-Asset Opportunities Fund, LVIP Franklin Templeton Global Equity Managed Volatility Fund, LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund, LVIP Franklin Templeton Multi-Factor International Equity Fund, LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund, and LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund.

5.	The following information is added to the chart beginning on page 76 in the Other Accounts Managed sub-section, under the Portfolio Managers section:

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of other Accounts Paying Performance Fees
Franklin Advisers, Inc. (As of December 31, 2022)
Sundaram Chettiappan, Ph.D.
Registered Investment Companies	15	$4,235	0	$0
Other Pooled Investment Vehicles	9	$1,074	0	$0
Other Accounts	3	$70	0	$0

Christopher W. Floyd
Registered Investment Companies	17	$3,115	0	$0
Other Pooled Investment Vehicles	9	$682	0	$0
Other Accounts	10	$339	0	$0
Joseph S. Giroux
Registered Investment Companies	15	$1,866	0	$0
Other Pooled Investment Vehicles	8	$572	0	$0
Other Accounts	5	$40	0	$0
Jose Maldonado, CFA
Registered Investment Companies	6	$2,104	0	$0
Other Pooled Investment Vehicles	1	$110	0	$0
Other Accounts	4	$272	0	$0
Chandrakanth Seethamraju, Ph.D.
Registered Investment Companies	10	$3,758	0	$0
Other Pooled Investment Vehicles	7	$1,057	0	$0
Other Accounts	4	$88	0	$0

PLEASE KEEP THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION

AND OTHER IMPORTANT FUND RECORDS.